                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                            SPLASH TECHNOLOGY HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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     Notes:

                        SPLASH TECHNOLOGY HOLDINGS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, MAY 26, 1999

TO THE STOCKHOLDERS OF SPLASH TECHNOLOGY HOLDINGS, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Splash Technology Holdings, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 26, 1999 at 9:00 a.m., local time, at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086 for the following purposes:

    1. To elect two Class III directors to serve for three year terms expiring upon the Meeting of Stockholders in 2002 or until their successors are elected;

    2. To approve and ratify the adoption of an amendment to the 1996 Employee Stock Purchase Plan (the "Purchase Plan") which (i) increases the number of shares of Common Stock reserved for issuance thereunder from 175,000 to 350,000 and (ii) provides for an annual share increase to the Purchase Plan consisting of the lesser of (a) 175,000 shares of Common Stock, (b) that number of shares of Common Stock issued pursuant to the Purchase Plan in the one-year period ending on the date of said annual increase, or (c) a lesser amount determined by the Board.

    3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on Monday, April 26, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

    All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          THE BOARD OF DIRECTORS

Sunnyvale, California
May 3, 1999

--------------------------------------------------------------------------------
IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.
--------------------------------------------------------------------------------

                        SPLASH TECHNOLOGY HOLDINGS, INC.

                                ----------------

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Splash Technology Holdings, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 26, 1999 at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086. The telephone number of the Company's offices is (408) 328-6300.

    These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, were mailed on or about May 3, 1999 to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

    Stockholders of record at the close of business on Monday, April 26, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 13,975,542 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulative voting in the election of directors.

    The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

    Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

    The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a manner consistent with such holding. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received by the Company no later than January 3, 2000 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

    The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the meeting. If a stockholder intends to submit a proposal at the next annual meeting of stockholders which is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to Splash in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than March 19, 2000. If a stockholder does not comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the next annual meeting of stockholders.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

NOMINEES

    The number of directors authorized by the Company's Bylaws is currently fixed by the Board at five. The Company's Amended and Restated Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three year terms. Currently there is one director in Class I, there are two directors in Class II and there are two directors in Class III.

    Two Class III directors are to be elected at the Annual Meeting. The Class III directors elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in 2002 or until their successors have been duly elected and qualified. The term of the Class I director will expire at the Annual Meeting of Stockholders in 2000. The term of each Class II director will expire at the Annual Meeting of Stockholders in 2001.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named below, who are currently directors of the Company. In the event that either nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that either nominee listed below will be unable or will decline to serve as a director.

    The names of the two Class III nominees for director and certain information about them are set forth below. The names of, and certain information about, the current Class I and Class II directors with unexpired terms are also set forth below.

NAME                                                       AGE                      PRINCIPAL OCCUPATION
-----------------------------------------------------      ---      -----------------------------------------------------
NOMINEES FOR CLASS III DIRECTORS
Kevin K. Macgillivray................................          40   President, Chief Executive Officer, Director, Splash
                                                                    Technology Holdings, Inc.
Gregory M. Avis......................................          40   General Partner, Summit Partners, L.P.

CONTINUING CLASS I DIRECTOR
Peter Y. Chung.......................................          31   Principal, Summit Partners, L.P.

CONTINUING CLASS II DIRECTORS
Charles W. Berger....................................          44   Chief Executive Officer, AdForce, Inc.
Lawrence G. Finch....................................          64   General Partner, Sigma Partners, L.P.

    Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

    KEVIN K. MACGILLIVRAY has served as President, Chief Executive Officer and a Director of the Company since January 1996. From April 1995 until January 1996, Mr. Macgillivray was Vice President and General Manager of the Publishing Division of Radius Inc., a manufacturer of computer video cards and display products. From May 1993 to April 1995, Mr. Macgillivray held other managerial positions within Radius Inc. and SuperMac Technology, Inc., which merged into Radius Inc. in 1994. From May 1991 to May 1993, Mr. Macgillivray was Vice President and General Manager of Oce Graphics USA, a computer peripherals manufacturer.

    GREGORY M. AVIS has been a director of the Company since its formation in December 1995. Mr. Avis has served as a General Partner of Summit Partners, L.P., a venture capital partnership, since 1987 and has served as a Managing Partner of Summit Partners, L.P. since 1990. Mr. Avis is also a director of Extended Systems, Inc. a designer and developer of distributed connectivity and mobile systems solutions, Powerwave Technologies, Inc., a designer and manufacturer of linear power amplifiers for wireless communications and several privately held companies.

    PETER Y. CHUNG has been a director of the Company since its formation in December 1995. Mr. Chung has served as a Principal at Summit Partners, L.P., a venture capital partnership, since December 1997. From December 1996 to December 1997, Mr. Chung served as a Vice President at Summit Partners, L.P. From August 1994 to December 1997, Mr. Chung served as a Senior Associate at Summit Partners, L.P. From August 1989 to July 1992, Mr. Chung was employed by Goldman, Sachs & Co., an investment banking firm.

    CHARLES W. BERGER has been a director of the Company since January 1996. Mr. Berger has been Chairman and Chief Executive Officer of AdForce, Inc. since July 1997. Mr. Berger has also been a director of Radius Inc. since March 1994 and was Chief Executive Officer for Radius Inc. from March 1993 until July 1997. From April 1992 until he joined Radius Inc., Mr. Berger was Senior Vice President, Worldwide Sales, Operations and Support for Claris Corporation, a software subsidiary of Apple Computer, Inc., a personal computer manufacturer, that develops and markets application software. From March 1989 to April 1992, Mr. Berger held various executive positions at Sun Microsystems, Inc. and its subsidiaries.

    LAWRENCE G. FINCH has been a director of the Company since January 1996. Mr. Finch has served as a General Partner of Sigma Partners, L.P., a venture capital firm, since January 1989. Mr. Finch is also a director of International Network Services, a networking services company.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of five (5) meetings from January 1, 1998 through December 31, 1998 ("Fiscal 1998"). During Fiscal 1998, no director attended fewer than seventy-five percent (75%) of the meetings of the Board of Directors with the exception of Mr. Avis, who attended forty percent (40%) of the meetings of the Board of Directors.

    The Board of Directors established an Audit Committee and a Compensation Committee in connection with the Company's initial public offering in October 1996. The Board of Directors has no nominating committee or any committee performing similar functions.

    The Audit Committee currently consists of Directors Chung and Finch. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. The Audit Committee held 4 meetings in Fiscal 1998.

    The Compensation Committee currently consists of Directors Avis and Berger. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan. The Compensation Committee held 2 meetings in Fiscal 1998.

COMPENSATION OF OUTSIDE DIRECTORS

    Employee directors receive no cash remuneration for serving on the Board of Directors, although all directors are reimbursed for all reasonable expenses incurred by them in attending Board and Committee meetings. Effective April 1999, outside directors (as defined below) are granted an annual cash retainer of $10,000 and an additional $1,000 for each Board Meeting attended. Additionally, outside directors are eligible to receive stock options under the 1996 Stock Option Plan and are automatically granted fully vested options, on a quarterly basis, to purchase 1,250 shares of Company Common Stock. An "outside director" is a director who is (i) not an employee of the Company and (ii) not a partner nor a member of any venture capital firm or institutional investor which owns securities of the Company having more than five percent (5%) of the total voting power of the Company.

VOTE REQUIRED

    The two nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter shall be elected as the Class III directors. Votes withheld from the directors will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum but will have no other legal effect upon the election of the director.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH ABOVE.

                                 PROPOSAL TWO:
           APPROVAL OF THE AMENDED 1996 EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's 1996 Employee Stock Purchase Plan ("Purchase Plan"). In July 1996, the Board of Directors adopted the Purchase Plan and reserved 175,000 shares of Common Stock for issuance under the Purchase Plan. In April 1999, the Board of Directors approved an amendment to the Purchase Plan which, subject to stockholder approval, (1) increases the number of shares of Common Stock reserved for issuance thereunder from 175,000 to 350,000 and (2) adds an automatic replenishment feature to the Purchase Plan which would annually increase the number of shares issuable under the Purchase Plan on the anniversary date of the adoption of the Purchase Plan in an amount equal to the lesser of (i) 175,000 shares, (ii) that number of shares of Common Stock issued pursuant to the Purchase Plan in the one-year period ending on the date of said annual increase or (iii) a lesser amount determined by the Board (the "Evergreen Provision"). As of April 16, 1999, 112,871 shares had been granted pursuant to the Purchase Plan and 62,129 shares were reserved for issuance pursuant to the Purchase Plan.

    At the annual meeting, the stockholders are being asked to approve the increase in the shares available for issuance under the Purchase Plan and the addition of the Evergreen Provision to the Purchase Plan. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

SUMMARY OF THE PURCHASE PLAN

    GENERAL. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

    ADMINISTRATION. The Purchase Plan may be administered by the Board of Directors (the "Board") or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

    ELIGIBILITY. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in the Purchase Plan; provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

    OFFERING PERIOD. The Purchase Plan is implemented by offering periods lasting approximately six months in duration with a new offering period commencing on May 1 and November 1 of each year. The Board shall have the power to change the duration of the offering periods (not to exceed 24 months) provided that any such change shall be effected only with respect to offering periods commencing at least five (5) days following the announcement of the change. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Compensation is defined as base straight time gross earnings, overtime, commissions, shift premium, incentive compensation, bonuses, amounts deferred under a Company approved deferred compensation plan, and other compensation. Once an employee becomes a participant in the Purchase Plan, Common Stock will automatically be purchased under the Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier, and the employee will automatically participate in each successive offering period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

    PURCHASE PRICE. The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or (ii) 85% of the fair market value of a share of Common Stock on the last day of each offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. The purchase price of the shares is accumulated by payroll deductions throughout the offering period. The number of shares of Common Stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 5,000 shares for each offering period. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

    All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

    WITHDRAWAL. A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

    TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the offering period then in progress will be shortened and a new exercise date will be set.

    AMENDMENT AND TERMINATION. The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Purchase Plan will terminate in 2006, unless terminated earlier by the Board in accordance with the Purchase Plan.

    CERTAIN FEDERAL INCOME TAX INFORMATION. The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase

Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

    The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

VOTE REQUIRED

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the amendment to the Purchase Plan. Should such stockholder approval not be obtained, then the amendment will not be implemented. No additional purchase rights will be granted on the basis of such share increase, and the Purchase Plan will terminate once the existing share reserve has been issued.

    The amendment to the Purchase Plan is necessary in order to continue to provide equity incentives to attract and retain the services of high quality employees.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

    On October 13, 1997, the Company's Board of Directors approved a change in the Company's fiscal year end from September 30 to December 31, commencing January 1, 1998. The following table sets forth a summary of (i) the compensation paid by Radius Inc., the Company's predecessor business, for the four month period ended January 31, 1996 and paid by the Company for the eight month period ended September 30, 1996, (ii) the compensation paid by the Company for the fiscal year ended September 30, 1997 and (iii) the compensation paid by the Company during Fiscal 1998 (January 1, 1998 through December 31, 1998) to the Company's Chief Executive Officer and the Company's three other most highly compensated executive officers (collectively, the "Named Executive Officers") for services rendered in all capacities to Radius Inc. and the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                       ANNUAL COMPENSATION                 ------------
                                          ----------------------------------------------    SECURITIES
                                                                            OTHER ANNUAL    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR      SALARY(1)       INCENTIVE BONUS   COMPENSATION    OPTIONS(2)        COMPENSATION
------------------------------  ----      ---------       ---------------   ------------   ------------       ------------
Kevin K. Macgillivray.........  1998      $ 257,597          $ 81,900            --           72,000(14)        $ 4,389(3)
  President, Chief Executive    1997        176,540(8)        176,940            --           40,000(9)           1,483(3)
  Officer and Chairman                                                                                           88,373(4)
                                1996        163,232           184,100            --           48,124                691(3)

Joan P. Platt(5)..............  1998        174,017            29,700            --           44,000(14)          3,529(3)
  Vice President, Finance and   1997        140,228(10)        66,849            --           20,000(11)          1,268(3)
  Administration and Chief                                                                                       18,133(4)
  Financial Officer             1996         68,019            32,875            --           96,659                476(3)

Timothy D. Kleffman(6)........  1998        174,017            47,360            --           44,000(14)          4,409(3)
  Vice President, Engineering   1997        140,228(12)       106,172            --           20,000(13)          1,488(3)
  Operations                                                                                                     88,373(4)
                                1996        131,616           123,240            --           48,124                696(3)

Michael Orr(7)................  1998        123,720           105,000            --           90,000                803(3)
  Vice President, Software                                                                    72,000(14)
  Engineering                   1997             --                --            --               --                 --
                                1996             --                --            --               --                 --

------------------------

 (1) Includes compensation deferred by the employee under the Company's qualified 401(k) retirement plan.

 (2) Consists of options to purchase shares of the Company's Common Stock under the Company's 1996 Stock Option Plan.

 (3) Consists of the vesting of contributions made by the Company under its qualified 401(k) retirement plan.

 (4) Consists of reimbursement for underwriting fees paid by the Named Executive Officer (including taxes payable in respect thereof) in connection with the follow-on offering of the Company's Common Stock on August 25, 1997.

 (5) The Company hired Ms. Platt on March 29, 1996. Ms. Platt will be leaving the Company effective April 30, 1999.

 (6) Mr. Kleffman left the Company on January 4, 1999.

 (7) The Company hired Mr. Orr on June 8, 1998.

 (8) Does not include $64,038 earned by Mr. Macgillivray in the three month period ended December 31, 1997.

 (9) Does not include options to acquire 50,000 shares granted to Mr. Macgillivray on December 12, 1997.

 (10) Does not include $41,500 earned by Ms. Platt in the three month period ended December 31, 1997.

 (11) Does not include options to acquire 35,000 shares granted to Ms. Platt on December 12, 1997.

 (12) Does not include $46,500 earned by Mr. Kleffman in the three month period ended December 31, 1997.

 (13) Does not include options to acquire 35,000 shares granted to Mr. Kleffman on December 12, 1997.

 (14) Represents options issued in October, 1998 in a four for five exchange for options previously granted (pursuant to an option repricing).

OPTION GRANTS AND EXERCISES

    The following table sets forth certain information with respect to stock option grants during Fiscal 1998 to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                          OPTION GRANTS IN FISCAL 1998

                                                                                                       POTENTIAL REALIZABLE
                                                                INDIVIDUAL GRANTS                            VALUE AT
                                             --------------------------------------------------------  ASSUMED ANNUAL RATES
                                              NUMBER OF      PERCENT OF                                      OF STOCK
                                             SECURITIES     TOTAL OPTIONS                               PRICE APPRECIATION
                                             UNDERLYING      GRANTED TO                                  FOR OPTION TERM
                                               OPTIONS      EMPLOYEES IN     EXERCISE OF  EXPIRATION   --------------------
NAME                                           GRANTED       FISCAL YEAR     BASE PRICE      DATE         5%         10%
-------------------------------------------  -----------  -----------------  -----------  -----------  ---------  ---------
Kevin K. Macgillivray......................      72,000(1)           3.1%        8.3125    10/28/08      376,416    953,912

Joan Platt.................................      44,000(2)           1.9%        8.3125    10/28/08      230,032    582,946

Timothy D. Kleffman........................      44,000(3)           1.9%        8.3125    10/28/08      230,032    582,946

Michael Orr................................      72,000(4)           3.1%        8.3125    10/28/08      376,416    953,912

------------------------

(1) Mr. Macgillivray was granted options to acquire 90,000 shares of common stock in calendar 1997. In 1998, these options were repriced and were exchanged for options on 72,000 shares of common stock.

(2) Ms. Platt was granted options to acquire 55,000 shares of common stock in calendar 1997. In 1998, these options were repriced and were exchanged for options on 44,000 shares of common stock.

(3) Mr. Kleffman was granted options to acquire 55,000 shares of common stock in calendar 1997. In 1998, these options were repriced and were exchanged for options on 44,000 shares of common stock.

(4) Mr. Orr was granted options to acquire 90,000 shares of common stock on June 8, 1998. These options were repriced and were exchanged for options on 72,000 shares of common stock.

    The following table sets forth information with respect to options exercised during Fiscal 1998 by the Named Executive Officers and the value of unexercised options at December 31, 1998.

         AGGREGATE OPTION EXERCISES IN FISCAL 1998 AND YEAR-END VALUES

                                                                                                         VALUE OF
                                                                                                        UNEXERCISED
                                                                           NUMBER OF SECURITIES        IN-THE-MONEY
                                                                          UNDERLYING UNEXERCISED        OPTIONS AT
                                             SHARES                             OPTIONS AT             DECEMBER 31,
                                            ACQUIRED                        DECEMBER 31, 1998              1998
                                               ON           VALUE     ------------------------------  ---------------
NAME                                        EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE      EXERCISABLE
----------------------------------------  -------------  -----------  -----------  -----------------  ---------------
Kevin K. Macgillivray...................           --            --       72,000              --                --

Joan Platt..............................           --            --       44,000              --                --

Timothy D. Kleffman.....................           --            --       44,000              --                --

Michael Orr.............................           --            --       72,000              --                --


NAME                                        UNEXERCISABLE
----------------------------------------  -----------------
Kevin K. Macgillivray...................             --
Joan Platt..............................             --
Timothy D. Kleffman.....................             --
Michael Orr.............................             --

TEN YEAR OPTION REPRICINGS

    The following table sets forth certain information with respect to the Company's exchange of outstanding options with certain of its officers in October 1998. For further information with respect to such option exchanges, see "Compensation Committee Report on Executive Compensation."

                                                                                                         LENGTH OF
                                                    SECURITIES                                        ORIGINAL OPTION
                                                    UNDERLYING   MARKET PRICE OF  EXERCISE PRICE      TERM REMAINING
                                                      OPTIONS     STOCK AT TIME     AT TIME OF         (IN YEARS) AT
NAME                                       DATE      REPRICED    OF REPRICING(1)     REPRICING       TIME OF REPRICING
---------------------------------------  ---------  -----------  ---------------  ---------------  ---------------------
Kevin K. Macgillivray..................  10/28/98       40,000(2)       8.3125           21.75                 8.2
                                         10/28/98       32,000(2)       8.3125           21.00                 9.2

Joan P. Platt..........................  10/28/98       16,000(2)       8.3125           21.00                 8.2
                                         10/28/98       28,000(2)       8.3125           21.75                 9.2

Timothy D. Kleffman....................  10/28/98       16,000(2)       8.3125           21.00                 8.2
                                         10/28/98       28,000(2)       8.3125           21.75                 9.2

Michael Orr............................  10/28/98       72,000         8.3125            15.50                 9.7

------------------------

(1) The market price of the Company's stock at time of repricing is the new exercise price of each such option.

(2) Certain executives who elected to exchange his or her stock options in the repricing were not granted new stock options in 1998.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    The Company currently has no employment contract in effect with its Chief Executive Officer or any other Named Executive Officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During Fiscal 1998 the Compensation Committee of the Board of Directors consisted of Messrs. Avis and Berger. Neither of these individuals were at any time since the formation of the Company an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The following is the report to the Board of Directors describing compensation policies and rationales applicable to the Company's executive officers with respect to compensation paid to such executive officers for Fiscal 1998. The information contained in the following report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

    The Compensation Committee of the Board of Directors is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. The Committee is comprised of the members named above, none of whom is an employee of the Company.

COMPENSATION PHILOSOPHY

    The general philosophy of the Company's compensation program is to offer executive officers competitive compensation based both on the Company's performance and on the individual's contribution and performance. The Company's compensation policies are intended to motivate, reward and retain highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

    There are four main components in the Company's executive compensation program:

       - Base Salary

       - Incentive Bonus

       - Stock Incentives

       - Deferred Compensation

BASE SALARY

    The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Compensation Committee with reference to surveys of salaries paid to executives with similar responsibilities at comparable companies, generally in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

INCENTIVE BONUS

    Annual incentive bonuses for executive officers are intended to reflect the Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer.

STOCK INCENTIVES

    The Company utilizes stock options as long term incentives to reward and retain executive officers. The Committee believes that this practice links management interests with stockholder interests and motivates executive officers to make long-term decisions that are in the best interests of the Company. The Committee also believes that executive officers and other key employees should own a significant percentage of the Company's stock. Generally, stock options vest over four years after the grant date and optionees must be employed by the Company at the time of vesting in order to exercise the options.

    The Committee believes that stock option grants provide an incentive which focuses the executives' attention on the Company from the perspective of an owner with an equity stake in the business. Because options are typically granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, the Company's stock options are tied to the future performance of the Company's Common Stock and will provide value to the recipient only when the price of the Company's stock increases above the exercise price, that is, only to the extent that stockholders as a whole have benefited.

    In October 1998, the Company's Board of Directors approved an option exchange program whereby all employees (including Named Executive Officers) were offered the opportunity to exchange their existing options for new options at $8.3125 per share, which was the fair market value of the Common Stock on the date of the exchange program. The options so repriced underwent an 80% fractional change such that each option, or portion thereof, to purchase five
(5) shares of Company Common Stock was replaced by an option to purchase four
(4) shares of Company Common Stock, with approximately 310,000 extra shares remaining upon such fractional change being returned to the option pool. The vesting periods for the options so exchanged remained the same. The exchanged option became subject to certain extended blackout periods wherein each respective option, howsoever vested, may not be exercised. The Board undertook this action in light of the then recent reduction in the trading price of the Company's Common Stock and in consideration of the importance to the Company of retaining its employees by offering them appropriate equity incentives. The Board also considered the highly competitive environment for obtaining and retaining qualified employees and the overall benefit to the Company's stockholders from a highly motivated group of employees.

DEFERRED COMPENSATION

    In June 1998, the Company established a deferred compensation plan for its executives. Each executive may voluntarily contribute a portion of their salary and bonus to the plan. The Company at its discretion may make contributions to the plan on behalf of its executives. The Company to date has made no contributions to the plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Kevin K. Macgillivray has been the Company's Chief Executive Officer since January 1996. Mr. Macgillivray received a bonus of $81,900 for Fiscal 1998 ($54,400 of this bonus was placed in the Company's deferred compensation plan). The bonus was determined in accordance with the practices described above. On October 28,1998, Mr. Macgillivray was granted an option to purchase 72,000 shares of Common Stock at a price of $8.3125 per share, which represented the fair market value of the Common Stock on the date of grant, in accordance with the option exchange program described above, pursuant to which options on 90,000 shares of Common Stock initially granted to Mr. Macgillivray in 1997 were exchanged for options on 72,000 shares of Common Stock. No new options were granted to Mr. Macgillivray in 1998.

OTHER MATTERS

    In October 1998, partially in response to the repricing of the Company's stock options, the Company's Board of Directors froze executive salaries and incentive plan bases for 1999 and eliminated certain executive option grants in 1998.

                                          THE COMPENSATION COMMITTEE

                                          Gregory M. Avis
                                          Charles W. Berger

PERFORMANCE GRAPH

    The following line graph compares the cumulative total stockholder return for the Company's Common Stock with the Nasdaq U.S. Index and the Hambrecht & Quist Technology Index (the "Peer Group") for the period commencing October 9, 1996 and ending December 31, 1998. The graph assumes that $100 was invested on the date of the Company's initial public offering, October 9, 1996, and that all dividends are reinvested. In accordance with the guidelines of the SEC, the stockholder return for each entity in the Peer Group has been weighted on the basis of market capitalization as of each measurement date set forth in the graph. Historic stock price performance should not be considered indicative of future stock price performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG SPLASH, NASDAQ U.S. INDEX
                     AND HAMBRECHT & QUIST TECHNOLOGY INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SPLASH     NASDAQ STOCK MARKET - US    HAMBRECHT & QUIST TECHNOLOGY
10/9/96      $100.00                      $100.00                        $100.00
12/31/96      195.45                       104.28                         107.18
3/31/97        27.27                        98.68                         102.10
6/30/97        28.41                       116.49                         122.84
9/30/97       355.68                       136.16                         148.83
12/31/97      204.55                       126.85                         125.38
3/31/98       152.27                       148.22                         151.78
6/30/98       156.26                       152.99                         155.33
9/30/98       129.55                       136.75                         138.00
12/31/98       67.62                       177.06                         194.73

BENEFICIAL OWNERSHIP

    The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of April 6, 1999 by (i) each beneficial owner of more than 5% of the Company's Common Stock,
(ii) each director and each nominee, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                                                         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                 NUMBER OF SHARES    TOTAL(1)(2)
-----------------------------------------------------------------------------------  -----------------  -------------
Summit Partners, L.P.(3)(4) .......................................................         691,874             5.0%
  499 Hamilton Avenue, Suite 200
  Palo Alto, CA 94301
Gregory M. Avis(3)(4)(5)...........................................................         691,874             5.0%
Peter Y. Chung(5)..................................................................              --           *
Charles W. Berger(6)...............................................................              --           *
Lawrence G. Finch(7)...............................................................          39,345           *
Kevin K. Macgillivray(8)(9)........................................................         237,622             1.7%
Joan P. Platt(9)(10)...............................................................          97,673           *
Timothy D. Kleffman(9)(11).........................................................          96,406           *
Michael Orr(9)(12).................................................................          72,625           *
All directors and executive officers as a group (8 persons)(3)(13).................       1,235,545             8.7%

------------------------

   * Percentage of shares beneficially owned is less than one percent of total.

 (1) Beneficial ownership is determined in accordance with the rules of Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 6, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

 (2) Percentage of ownership is based on 13,975,542 shares of Common Stock outstanding on April 26, 1999.

 (3) Includes 617,392, 26,339 and 48,143 shares of Common Stock held of record by Summit Ventures IV, L.P., Summit Investors III, L.P. and Summit Subordinated Debt Fund, L.P., respectively. Summit Partners IV, L.P. is a General Partner of Summit Ventures IV, L.P. and Summit Partners SD, L.P. is a General Partner of Summit Subordinated Debt Fund, L.P. Stamps, Woodsum & Co., IV is a General Partner of Summit Ventures IV, L.P. and Stamps, Woodsum & Co., III is a General Partner of Summit Subordinated Debt Fund, L.P. Gregory M. Avis, a director of the Company, is a General Partner of Stamps, Woodsum & Co., III, Stamps, Woodsum & Co., IV and Summit Investors III, L.P. See Note (4).

 (4) Includes shares described in Note (3) above. Mr. Avis, a director of the Company, is a general partner of affiliates of Summit Partners, L.P. Mr. Avis exercises shared investment and voting power with respect to such shares, but disclaims beneficial ownership of such shares.

 (5) Such person's address is: c/o Summit Partners, L.P., 499 Hamilton Avenue, Suite 200, Palo Alto, CA 94301

 (6) Such person's address is: c/o AdForce, Inc., 10590 North Tantau Avenue, Cupertino, CA 95014.

 (7) Such person's address is: c/o Sigma Partners, L.P., 2884 Sand Hill Road, Suite 121, Menlo Park, CA 94025.

 (8) Includes 5,514 shares that are subject to a right of repurchase in favor of the Company which expires ratably through February 2000. Also includes 72,000 shares issuable upon the exercise of options which vests over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

 (9) Such person's address is: c/o Splash Technology Holdings, Inc., 555 Del Rey Avenue, Sunnyvale, CA 94086.

 (10) Includes 24,165 shares that are subject to a right of repurchase in favor of the Company which expires ratably through March 2000. Also includes 44,000 shares issuable upon the exercise of options which vests over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

 (11) Includes 4,010 shares that are subject to a right of repurchase in favor of the Company which expires ratably through February 2000. Also includes 20,500 shares issuable upon the exercise of options which vests over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

 (12) Includes 72,000 shares issuable upon the exercise of an option which vests over four years; such option may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

 (13) Includes an aggregate of 33,689 shares that are subject to a right of repurchase in favor of the Company which expires ratably through March 2000. Also includes 208,500 shares issuable upon the exercise of options which vests over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to Fiscal 1998, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Sunnyvale, California
May 3, 1999

                                                                      1577-PS-99

                                                                         ANNEX A


                               SPLASH TECHNOLOGY, INC.

                          1996 EMPLOYEE STOCK PURCHASE PLAN

                                  (AS TO BE AMENDED)


     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Splash Technology, Inc.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   DEFINITIONS.

          (a) "BOARD" shall mean the Board of Directors of the Company, or a committee of the Board appointed in accordance with Section 13.

          (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c)   "COMMON STOCK" shall mean the Common Stock of the Company.

          (d) "COMPANY" shall mean Splash Technology, Inc., and any Designated Subsidiary of the Company.

          (e) "COMPENSATION" shall mean all base straight time gross earnings including commissions, overtime, shift premium, incentive compensation, incentive payments, bonuses, amounts deferred under a Company approved deferred compensation plan, and other compensation.

          (f) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h)   "ENROLLMENT DATE" shall mean the first day of each Offering
Period.

          (i) "EXERCISE DATE" shall mean the last trading day of each Purchase Period, if any, or each Offering Period.

          (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

                (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

                (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

                (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                (4) For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

          (k) "OFFERING PERIOD" shall mean the period beginning with the date an option is granted under the Plan and ending with the date determined by the Board. During the term of the Plan, the duration of each Offering Period shall be determined from time to time by the Board, provided that no Offering Period may exceed twenty-four (24) months in duration. If determined by the Board, an Offering Period may include one or more Purchase Periods. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission (the "Effective Date") and shall end on the last Trading Day on or before April 30, 1997.

          (l)   "PLAN" shall mean this Employee Stock Purchase Plan.

          (m) "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n) "PURCHASE PERIOD" shall mean the period commencing on an Enrollment Date or after an Exercise Date and which is of such duration as the Board shall determine.

          (o) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3.   ELIGIBILITY.

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING AND PURCHASE PERIODS. The Plan shall be implemented by consecutive, overlapping Offering Periods, each of which shall be of such duration (not to exceed 24 months) as the Board shall determine from time to time in its discretion, and each of which shall consist of such number of Purchase Periods as the Board shall determine from time to time in its discretion. The Plan shall continue until terminated in accordance with Section 19 hereof. The first Offering Period shall commence on the Effective Date and shall end on the last Trading Day on or before April 30, 1997. Unless otherwise specified by the Board, the Offering Periods shall be six months in duration without any Purchase Periods with the first Offering Period commencing on the Effective Date and ending on April 30, 1997, as aforesaid, and the second commencing on May 1, 1997, and ending on

October 31, 1997.   The Board shall have the power to change the duration of
Offering Periods (including the commencement dates thereof) at any time or from time to time, provided that (except as the shareholders may otherwise approve) any such change shall be effected only with respect to Offering Periods commencing at least five (5) days following the date on which the change is announced.

     5.   PARTICIPATION.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, provided, however, that for purposes of the first Offering Period, the maximum payroll deduction shall not exceed twenty percent (20%) of the Compensation which a participant receives during the first Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Offering Period, or, if applicable, any Purchase Period which is scheduled to end during the current calendar year (collectively, the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period, or, if applicable, prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period, or, if applicable, first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period, or Purchase Period, if applicable, more than 5,000 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8.   EXERCISE OF OPTION.

          (a)   Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period or, if applicable, Purchase Period subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          (b) In the event, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds 50,000 shares (post split) for the calendar year , the Company shall make a pro rata allocation of the shares remaining below the 50,000 share limit in as uniform a manner as shall be practicable and as it shall determine to be equitable. Notwithstanding the above sentence, the 50,000 share limit shall apply separately to the first Offering Period under the Plan.

     9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of the shares purchased upon exercise of his or her option.

     10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period.
If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

          (c) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12.  STOCK.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 350,000 shares (post split), PLUS AN ANNUAL INCREASE TO BE ADDED ON EACH ANNIVERSARY DATE OF
THE ADOPTION OF THE PLAN [BEGINNING IN THE YEAR          ] EQUAL TO THE LESSER
OF (i) 175,000 SHARES, (ii) THAT NUMBER OF SHARES OF COMMON STOCK ISSUED PURSUANT TO THE PURCHASE PLAN IN THE ONE YEAR PERIOD ENDING ON THE DATE OF SAID ANNUAL INCREASE OR, (iii) A LESSER AMOUNT DETERMINED BY THE BOARD, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.  ADMINISTRATION.

          (a) ADMINISTRATIVE BODY. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

          (b) RULE 16b-3 LIMITATIONS. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14.  DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common

Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     19.  AMENDMENT OR TERMINATION.

          (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                      EXHIBIT A


                               SPLASH TECHNOLOGY, INC.

                          1996 EMPLOYEE STOCK PURCHASE PLAN

                                SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ___________________________ hereby elects to participate in the Splash Technology, Inc. 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):
     _______________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or
     (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)
                     ----------------------------------------------
                        (First)   (Middle)      (Last)


-------------------------------    ---------------------------------------------
Relationship

                                   ---------------------------------------------
                                   (Address)

Employee's Social
Security Number:
                                        ------------------------------------


Employee's Address:
                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
-------------------------------    ---------------------------------------------
                                   Signature of Employee


                                   -----------------------------------------
                                   Spouse's Signature (If beneficiary other than spouse)

                                      EXHIBIT B


                               SPLASH TECHNOLOGY, INC.

                          1996 EMPLOYEE STOCK PURCHASE PLAN

                                 NOTICE OF WITHDRAWAL



     The undersigned participant in the Offering Period of the Splash Technology, Inc. 1996 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                        Name and Address of Participant:

                                        ------------------------------------

                                        ------------------------------------

                                        ------------------------------------


                                        Signature:


                                        ------------------------------------


                                        Date:
                                             -------------------------------

                           SPLASH TECHNOLOGY HOLDINGS, INC.
                       PROXY for Annual Meeting of Stockholders
                               To Be Held May 26, 1999
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of SPLASH TECHNOLOGY HOLDINGS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Kevin K. Macgillivray and Michael Orr, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of SPLASH TECHNOLOGY HOLDINGS, INC. to be held at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086 on Wednesday, May 26, 1999 at 9:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

1.   Election of Directors          NOMINEES:   Kevin K. Macgillivray
                                                Gregory M. Avis

                        FOR         WITHHELD

                        [_]          [_]

     [_]
         ---------------------------------------
         For both nominees except as noted above

2. To approve and ratify the adoption of an amendment to the 1996 Employee Stock Purchase Plan (the "Purchase Plan") which (i) increases the number of shares of Common Stock reserved for issuance thereunder from 175,000 to 350,000 and (ii) provides for an annual share increase to the Purchase Plan consisting of the lesser of (a) 175,000 shares of Common Stock, (b) that number of shares of Common Stock issued pursuant to the Purchase Plan in the one-year period ending on the date of said annual increase, or (c) a lesser amount determined by the Board.

                        FOR         WITHHELD      ABSTAIN

                        [_]          [_]            [_]

3. To vote or otherwise represent the shares on any and all other business which may properly come before the meeting or any adjournment or adjournments thereof, according to their discretion and in their discretion.

                        FOR         WITHHELD      ABSTAIN

                        [_]          [_]            [_]

                                         MARK HERE FOR ADDRESS CHANGE AND    [_]
                                         NOTE NEW ADDRESS IN SPACE TO THE LEFT.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.


SIGNATURE:                                    DATE:
          -----------------------------------      -----------------